Security Information








Security Purchased


Cusip
428040BX6


Issuer
HERTZ CORP


Underwriters
DBSI, Goldman Sachs, JP
Morgan, Lehman Brothers, Merrill
Lynch, BNP Paribas, Calyon,
Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
HTZ 8.875% 1/1/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BNP Paribas


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2005


Total amount of offering sold to QIBs
1,800,000,000


Total amount of any concurrent public offering
0


Total
1,800,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
8.88%


Benchmark vs Spread (basis points)
449 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







Scudder Income Fund
Boston
 $      75,000
 $      75,000
0.00%



SVS I Bond Portfolio
Boston
 $      20,000
 $      20,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $11,095,000
 $11,095,000
0.62%



Scudder High Income Trust
Chicago
 $  1,215,000
 $  1,215,000
0.07%



Scudder Multi-Market Income
Trust
Chicago
 $     650,000
 $     650,000
0.04%



Scudder Strategic Income Fund
Chicago
 $     785,000
 $     785,000
0.04%



Scudder Strategic Income Trust
Chicago
 $     160,000
 $     160,000
0.01%



Scudder Total Return Fund
Chicago
 $     960,000
 $     960,000
0.05%



SVS II High Income Portfolio
Chicago
 $  1,950,000
 $  1,950,000
0.11%



SVS II Strategic Income
Portfolio
Chicago
 $     200,000
 $     200,000
0.01%



SVS II Total Return Portfolio
Chicago
320,000
 $     320,000
0.02%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
 $      70,000
 $      70,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $  1,930,000
 $  1,930,000
0.11%



Scudder Limited-Duration Plus
Fund
New York
 $      90,000
 $      90,000
0.01%



Total

19,520,000
 $19,520,000
1.08%



















Security Information








Security Purchased


Cusip
60467XAA5


Issuer
MIRANT NORTH AMERICA


Underwriters
DBSI, Goldman Sachs, JP
Morgan, CSFB, Lehman Brothers,
RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
MRNTV 7.375% 12/31/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/20/2005


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
292 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







Scudder Income Fund
Boston
 $      15,000
 $      15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
 $  2,220,000
 $  2,220,000
0.12%



Scudder High Income Trust
Chicago
 $     145,000
 $     145,000
0.01%



Scudder Multi-Market Income
Trust
Chicago
 $     130,000
 $     130,000
0.01%



Scudder Strategic Income Fund
Chicago
 $     155,000
 $     155,000
0.01%



Scudder Strategic Income Trust
Chicago
 $      30,000
 $      30,000
0.00%



Scudder Total Return Fund
Chicago
 $     195,000
 $     195,000
0.01%



SVS II High Income Portfolio
Chicago
 $     395,000
 $     395,000
0.02%



SVS II Strategic Income
Portfolio
Chicago
 $      40,000
 $      40,000
0.00%



SVS II Total Return Portfolio
Chicago
 $      65,000
 $      65,000
0.00%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
 $      10,000
 $      10,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
 $     390,000
 $     390,000
0.02%



Scudder Limited-Duration Plus
Fund
New York
 $      20,000
 $      20,000
0.00%



Total

3,810,000
 $  3,810,000
0.21%



















Security Information








Security Purchased


Cusip
09689RAA7


Issuer
BOYD GAMING CORP


Underwriters
BoA, DBSI, Bear Stearns, CIBC
World Markets, Lehman Brothers,
Wachovia Securities, Calyon
Securities, Commerzbank, JP
Morgan, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BYD 7.125% 02.01.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $                              99.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
B1/B+


Current yield
7.16%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Core Plus Income Fund
Boston
25,000
 $      25,000
0.00%



Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $      85,000
0.00%



DWS Balanced VIP
Chicago
35,000
 $      35,000
0.00%



DWS High Income Fund
Chicago
1,110,000
 $  1,110,000
0.06%



DWS High Income Trust
Chicago
120,000
 $     120,000
0.01%



DWS High Income VIP
Chicago
195,000
 $     195,000
0.01%



DWS Multi Market Income
Trust
Chicago
65,000
 $      65,000
0.00%



DWS Strategic Income Fund
Chicago
55,000
 $      55,000
0.00%



DWS Strategic Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS Strategic Income VIP
Chicago
15,000
 $      15,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
200,000
 $     200,000
0.01%



DWS Short Duration Plus Fund
New York
30,000
 $      30,000
0.00%



Total

1,950,000
 $  1,950,000
0.11%



















Security Information








Security Purchased


Cusip
12502CAK7


Issuer
CCH II LLC


Underwriters
CSFB, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
CHTR 10.25% 9/15/2010


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $                              97.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Caa1/CCC-


Current yield
10.49%


Benchmark vs Spread (basis points)
641 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Balanced Fund
Chicago
450,000
 $     450,000
0.03%



DWS Balanced VIP
Chicago
150,000
 $     150,000
0.01%



DWS High Income Fund
Chicago
5,740,000
 $  5,740,000
0.32%



DWS High Income Trust
Chicago
635,000
 $     635,000
0.04%



DWS High Income VIP
Chicago
1,005,000
 $  1,005,000
0.06%



DWS Multi Market Income
Trust
Chicago
340,000
 $     340,000
0.02%



DWS Strategic Income Fund
Chicago
265,000
 $     265,000
0.01%



DWS Strategic Income Trust
Chicago
80,000
 $      80,000
0.00%



DWS Strategic Income VIP
Chicago
70,000
 $      70,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
1,020,000
 $  1,020,000
0.06%



Total

9,755,000
 $  9,755,000
0.54%



















Security Information








Security Purchased


Cusip
27876GAZ1


Issuer
ECHOSTAR DBS CORP


Underwriters
CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
DISH 7.125% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                              99.61


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.11%


Rating
Ba3e/BB-


Current yield
7.15%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Bond VIP
Boston
10,000
 $      10,000
0.00%



DWS Core Plus Income Fund
Boston
45,000
 $      45,000
0.00%



Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $     175,000
0.01%



DWS Balanced VIP
Chicago
60,000
 $      60,000
0.00%



DWS High Income Fund
Chicago
2,230,000
 $  2,230,000
0.12%



DWS High Income Trust
Chicago
245,000
 $     245,000
0.01%



DWS High Income VIP
Chicago
390,000
 $     390,000
0.02%



DWS Multi Market Income
Trust
Chicago
130,000
 $     130,000
0.01%



DWS Strategic Income Fund
Chicago
105,000
 $     105,000
0.01%



DWS Strategic Income Trust
Chicago
30,000
 $      30,000
0.00%



DWS Strategic Income VIP
Chicago
30,000
 $      30,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
395,000
 $     395,000
0.02%



DWS Short Duration Plus Fund
New York
50,000
 $      50,000
0.00%



Total

3,895,000
 $  3,895,000
0.22%



















Security Information








Security Purchased


Cusip
629377AT9


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA,
DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.25% 2/1/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.25%


Benchmark vs Spread (basis points)
277 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Bond VIP
Boston
20,000
 $      20,000
0.00%



DWS Core Plus Income Fund
Boston
80,000
 $      80,000
0.00%



Chicago Funds







DWS Balanced Fund
Chicago
900,000
 $     900,000
0.05%



DWS Balanced VIP
Chicago
300,000
 $     300,000
0.02%



DWS High Income Fund
Chicago
11,355,000
 $11,355,000
0.63%



DWS High Income Trust
Chicago
1,255,000
 $  1,255,000
0.07%



DWS High Income VIP
Chicago
1,995,000
 $  1,995,000
0.11%



DWS Multi Market Income
Trust
Chicago
670,000
 $     670,000
0.04%



DWS Strategic Income Fund
Chicago
550,000
 $     550,000
0.03%



DWS Strategic Income Trust
Chicago
160,000
 $     160,000
0.01%



DWS Strategic Income VIP
Chicago
145,000
 $     145,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
2,000,000
 $  2,000,000
0.11%



DWS Short Duration Plus Fund
New York
85,000
 $      85,000
0.00%



Total

19,515,000
 $19,515,000
1.08%



















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629377AU6
037735CE5
125896AZ3
Issuer
NRG ENERGY INC
APPALACHIAN POWER
CO
CMS ENERGY CORP
Underwriters
Citigroup, Morgan Stanley, BoA,
DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch
UBS, Wachovia Securities,
Fifth Third Securities,
Huntington Capital, SG
Americas Securities
Citigroup, Merrill Lynch, BoA,
Keybank, Williams Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NRG 7.375% 2/1/2016
AEP 5.8% 10/1/2035
CMS 6.875% 12/15/2015
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/26/2006
9/26/2005
12/8/2005
Total amount of offering sold to QIBs
2,400,000,000
250,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,400,000,000
250,000,000
125,000,000
Public offering price
 $                            100.00
 $                 99.24
 $               100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
0.88%
1.75%
Rating
B1/B-
Baa2/BBB
B1/B+
Current yield
7.38%
5.84%
6.88%
Benchmark vs Spread (basis points)
290 bp
133 bp
240 bp








Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Bond VIP
Boston
30,000
 $      30,000
0.00%
2.13%
-0.57%
3/31/2006
DWS Core Plus Income Fund
Boston
120,000
 $     120,000
0.01%
2.13%
-0.45%
3/31/2006
Chicago Funds







DWS Balanced Fund
Chicago
1,345,000
 $  1,345,000
0.07%
2.13%
0.17%
3/31/2006
DWS Balanced VIP
Chicago
450,000
 $     450,000
0.03%
2.13%
1.21%
3/31/2006
DWS High Income Fund
Chicago
17,050,000
 $17,050,000
0.95%
2.13%
1.77%
3/31/2006
DWS High Income Trust
Chicago
1,880,000
 $  1,880,000
0.10%
2.13%
1.53%
3/31/2006
DWS High Income VIP
Chicago
2,990,000
 $  2,990,000
0.17%
2.13%
1.07%
3/31/2006
DWS Multi Market Income
Trust
Chicago
1,005,000
 $  1,005,000
0.06%
2.13%
1.25%
3/31/2006
DWS Strategic Income Fund
Chicago
825,000
 $     825,000
0.05%
2.13%
-0.07%
3/31/2006
DWS Strategic Income Trust
Chicago
240,000
 $     240,000
0.01%
2.13%
1.16%
3/31/2006
DWS Strategic Income VIP
Chicago
220,000
 $     220,000
0.01%
2.13%
1.69%
3/31/2006
New York Funds







DWS High Income Plus Fund
New York
2,995,000
 $  2,995,000
0.17%
2.13%
2.26%
3/31/2006
DWS Short Duration Plus Fund
New York
125,000
 $     125,000
0.01%
2.13%
0.65%
3/31/2006
Total

29,275,000
 $29,275,000
1.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information








Security Purchased


Cusip
695847AA1


Issuer
REPUBLIC OF PAKISTAN


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PKSTAN 7.125% 3/31/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/23/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.09%


Rating
B2/B+


Current yield
7.13%


Benchmark vs Spread (basis points)
240 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Multi Market Income
Trust
Chicago
800,000
 $     800,000
0.04%



DWS Strategic Income Fund
Chicago
400,000
 $     400,000
0.02%



DWS Strategic Income Trust
Chicago
190,000
 $     190,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $     110,000
0.01%



Total

1,500,000
 $  1,500,000
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information








Security Purchased


Cusip
69584AB9


Issuer
REPUBLIC OF PAKISTAN


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PKSTAN 7.875% 3/31/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/23/2006


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.09%


Rating
B2/B+


Current yield
7.88%


Benchmark vs Spread (basis points)
302 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Multi Market Income
Trust
Chicago
1,060,000
 $  1,060,000
0.06%



DWS Strategic Income Fund
Chicago
540,000
 $     540,000
0.03%



DWS Strategic Income Trust
Chicago
255,000
 $     255,000
0.01%



DWS Strategic Income VIP
Chicago
145,000
 $     145,000
0.01%



Total

2,000,000
 $  2,000,000
0.11%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information








Security Purchased


Cusip
900123AY6


Issuer
REPUBLIC OF TURKEY


Underwriters
Citigroup, DBSI, IS Investment
Securities


Years of continuous operation, including predecessors
> 3 years


Security
TURKEY 6.875% 12/15/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/4/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                              96.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
Ba3/BB-


Current yield
7.10%


Benchmark vs Spread (basis points)
258 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund



Chicago Funds







DWS Multi Market Income
Trust
Chicago
4,205,000
 $  4,205,000
0.23%



DWS Strategic Income Fund
Chicago
2,125,000
 $  2,125,000
0.12%



DWS Strategic Income Trust
Chicago
1,035,000
 $  1,035,000
0.06%



DWS Strategic Income VIP
Chicago
635,000
 $     635,000
0.04%



Total

8,000,000
 $  8,000,000
0.44%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information








Security Purchased


Cusip
800907AK3


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI, Keybanc
Capital Markets, Scotia Capital,
SunTrust Robinson Humphrey,
Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SANM 8.125% 3/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
8.13%


Benchmark vs Spread (basis points)
360 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Bond VIP
Boston
20,000
 $      20,000
0.00%



DWS Core Plus Income Fund
Boston
75,000
 $      75,000
0.00%



Chicago Funds







DWS Balanced Fund
Chicago
830,000
 $     830,000
0.05%



DWS Balanced VIP
Chicago
280,000
 $     280,000
0.02%



DWS High Income Fund
Chicago
10,480,000
 $10,480,000
0.58%



DWS High Income Trust
Chicago
1,160,000
 $  1,160,000
0.06%



DWS High Income VIP
Chicago
1,835,000
 $  1,835,000
0.10%



DWS Multi Market Income
Trust
Chicago
620,000
 $     620,000
0.03%



DWS Strategic Income Fund
Chicago
510,000
 $     510,000
0.03%



DWS Strategic Income Trust
Chicago
145,000
 $     145,000
0.01%



DWS Strategic Income VIP
Chicago
135,000
 $     135,000
0.01%



Montgomery Street Funds







Montgomery Street Income
Securities
Montgomery
Street
20,000
 $      20,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
1,865,000
 $  1,865,000
0.10%



DWS Short Duration Plus Fund
New York
80,000
 $      80,000
0.00%



Total

18,055,000
 $18,055,000
1.00%



























Security Information








Security Purchased


Cusip
984121BP7


Issuer
XEROX CORP


Underwriters
Goldman Sachs, JP Morgan, BoA,
Bear Stearns, Citigroup, DBSI,
Barclays, BNP Paribas, Merrill
Lynch


Years of continuous operation, including predecessors
> 3 years


Security
XRX 6.4% 3/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/15/2006


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
 $                              99.41


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba2/BB+


Current yield
6.44%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Boston Funds







DWS Bond VIP
Boston
385,000
 $     385,000
0.02%



DWS Core Plus Income Fund
Boston
1,370,000
 $  1,370,000
0.08%



Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $     215,000
0.01%



DWS Balanced VIP
Chicago
70,000
 $      70,000
0.00%



DWS High Income Fund
Chicago
2,845,000
 $  2,845,000
0.16%



DWS High Income Trust
Chicago
320,000
 $     320,000
0.02%



DWS High Income VIP
Chicago
500,000
 $     500,000
0.03%



DWS Multi Market Income
Trust
Chicago
165,000
 $     165,000
0.01%



DWS Strategic Income Fund
Chicago
130,000
 $     130,000
0.01%



DWS Strategic Income Trust
Chicago
40,000
 $      40,000
0.00%



DWS Strategic Income VIP
Chicago
35,000
 $      35,000
0.00%



New York Funds







DWS High Income Plus Fund
New York
495,000
 $     495,000
0.03%



DWS Short Duration Plus Fund
New York
20,000
 $      20,000
0.00%



Total

6,590,000
 $  6,590,000
0.37%



























Security Information








Security Purchased


Cusip
053773AA5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Wachovia, Barclays Capital,
Calyon, CSFB, Daiwa Securities,
Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia
Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.625% 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.63%


Benchmark vs Spread (basis points)
268 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $     130,000
0.01%



DWS Balanced VIP
Chicago
45,000
 $      45,000
0.00%



DWS High Income Fund
Chicago
1,715,000
 $  1,715,000
0.10%



DWS High Income Trust
Chicago
190,000
 $     190,000
0.01%



DWS High Income VIP
Chicago
300,000
 $     300,000
0.02%



DWS Multi Market Income
Trust
Chicago
100,000
 $     100,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $      75,000
0.00%



DWS Strategic Income Trust
Chicago
25,000
 $      25,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      20,000
0.00%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $      10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $     300,000
0.02%



DWS Short Duration Plus Fund
New York
10,000
 $      10,000
0.00%



Total

2,920,000
 $  2,920,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information








Security Purchased


Cusip
053773AB5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Wachovia, Barclays Capital,
Calyon, CSFB, Daiwa Securities,
Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia
Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.75% 5/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.75%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $     130,000
0.01%



DWS Balanced VIP
Chicago
45,000
 $      45,000
0.00%



DWS High Income Fund
Chicago
1,715,000
 $  1,715,000
0.10%



DWS High Income Trust
Chicago
190,000
 $     190,000
0.01%



DWS High Income VIP
Chicago
300,000
 $     300,000
0.02%



DWS Multi Market Income
Trust
Chicago
100,000
 $     100,000
0.01%



DWS Strategic Income Fund
Chicago
75,000
 $      75,000
0.00%



DWS Strategic Income Trust
Chicago
25,000
 $      25,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $      20,000
0.00%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $      10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $     300,000
0.02%



DWS Short Duration Plus Fund
New York
10,000
 $      10,000
0.00%



Total

2,920,000
 $  2,920,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
























Security Information








Security Purchased


Cusip
053773AG2


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan,
Wachovia, Barclays Capital,
Calyon, CSFB, Daiwa Securities,
Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia
Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS FRN 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $                            100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.58%


Benchmark vs Spread (basis points)
250 bp










Fund Specific Information







Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $      85,000
0.00%



DWS Balanced VIP
Chicago
30,000
 $      30,000
0.00%



DWS High Income Fund
Chicago
1,145,000
 $  1,145,000
0.06%



DWS High Income Trust
Chicago
130,000
 $     130,000
0.01%



DWS High Income VIP
Chicago
200,000
 $     200,000
0.01%



DWS Multi Market Income
Trust
Chicago
65,000
 $      65,000
0.00%



DWS Strategic Income Fund
Chicago
50,000
 $      50,000
0.00%



DWS Strategic Income Trust
Chicago
15,000
 $      15,000
0.00%



DWS Strategic Income VIP
Chicago
15,000
 $      15,000
0.00%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $      10,000
0.00%



DWS High Income Plus Fund
New York
200,000
 $     200,000
0.01%



Total

1,945,000
 $  1,945,000
0.11%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.